LIGHTHOUSE CONTRARIAN FUND
--------------------------------------------------------------------------------


                                  ANNUAL REPORT









--------------------------------------------------------------------------------

                               For the year ended
                                 August 31, 2000

To our fellow shareholders:

PERFORMANCE

We are extremely pleased to report that the Fund finished the fiscal year, ended August 31, 2000, with a twelve-month return and calendar year-to-date return of 26.46% and 36.68%, respectively. This result compares with the S&P 500 Index, which returned 16.32% and 4.11% for the same two periods. This performance places Lighthouse Contrarian Fund in an elite group of diversified funds that have managed to significantly outperform the market indices so far this year.

WALL STREET REVISITED

Looking back over the investment landscape of the last three years, powerful market trends were in force. Investment success appeared easy to the average investor. The winning investment strategy for the period consisted of nothing more than holding one's nose and buying the most popular stocks regardless of price. The only perceived risk was in not participating. Large-capitalization, blue chip "growth" stocks and the "New Economy" stocks (e.g., technology, internet, media, communications and anything wireless) were the order of the day and almost everything else was excluded. The remaining publicly traded stocks provided a primary source of cash as everyone moved to the same side of the boat. The typical portfolio manager, despite presumed better judgement, threw in the towel and joined the masses in order to retain jobs and clients. Those managers not so inclined, many with untouchable long-term performance records, simply decided to exit an investment business that was no longer predicated on basic research and rational thought processes.

Index funds became popular since the very stocks that attracted all this capital exerted greater and greater influence on the capitalization-weighted indices. As indices climbed, more investors were attracted to index funds. The resulting capital inflows were then funneled by portfolio managers back into the same stocks thereby making the indices rise further, a self-perpetuating circle not unlike a Ponzi scheme. It's important to understand that an index portfolio manager spends not even one minute in assessing the fundamentals or valuations of the companies in which he invests client capital. His only goal is to buy the companies that power the index, good investments or not.

All of this created obscene valuations for companies lucky enough to be included in the chosen few. It also created significant under-valuations for the great majority of companies below the radar screen. In fact, these trends, fed by the chat rooms and the popularity of do-it-yourself Internet trading, resulted in one of the largest disparities in valuation between market sectors on record. While a popular tech stock or a huge blue chip growth stock could command a valuation measured by triple-digit price/earnings multiples, smaller, less popular stocks with comparable growth profiles could muster only single-digit multiples of earnings in comparison. It's no wonder so many ignored companies have been going private or are being acquired by larger competitors.

CHANGING PERSPECTIVES

We believe the markets are now in the midst of change. Of course, the markets are always changing, but this one should be noteworthy, lengthy in transition and beneficial once completed. Understanding its implications may well determine who prospers and who loses ground in a frustrating search for investment performance over the next few years.

The overall market, so far this year, can best be described as directionless and nervous. The new trend is that there is none. Despite all the thrashing about, the truth is - the popular indexes have gone nowhere and are virtually flat or slightly down for the year. With few current investment fads and a less than stellar IPO market, there are limited opportunities for fund managers and institutions to throw cash at a short list of stocks that would guarantee substantial returns. It's understandable that the average fund manager is becoming increasingly uncomfortable as most are not making their investors much money and they hold portfolios crammed with the same over-valued securities. Owning a popular stock, having a valuation completely out of touch with its fundamentals, is much easier when its price goes up every day. Consequently, money flows appear to be slowly headed back to the areas of the market long neglected and out of the popular index stocks. Our view is that the markets are slowly returning to a pattern of rational behavior in which valuation principles and risk assessment reclaim their rightful place in the investment process. The advance-decline line (daily number of advancing stocks minus declining stocks) appears to have bottomed and is showing strength for the first time in a couple of years. This indicates that the majority of stocks are rising, even though the few popular ones that move the indexes have stalled. The implication is that momentum investing and passive index fund investing are falling out of favor at long last. Active stock picking based on fundamentals and prudent valuation should fill the void. This process should be slow to unfold as old habits die hard. However, the trend reversal is inevitable at some point due to the extremes created by investors over the last few years. We think it is beginning now.

STRATEGY

Lighthouse Contrarian Fund is classified as a diversified mutual fund and, contrary to some other popular "diversified" funds, we actually practice diversification. With the extremely narrow market of the last few years, it has not been uncommon to see funds experience "style drift". In other words, many funds have attempted to stretch the limits of their funds' prospectus in order to be heavily over-weighted in the hot areas. We have recently reviewed the holdings of some "diversified" funds with technology sector weightings at more than 90% of the portfolio. This works fine as long as the popular sector is trending higher but can be counterproductive when the trend stalls or, even worse, reverses. We believe diversification is important as it helps reduce the volatility of the fund by smoothing individual security and sector risk.

The contrarian investment style is opportunity driven and 2000 has been a year rife with opportunity. We continue to find many rapidly growing companies at amazingly good value in out-of-favor sectors of the market and have continued to populate the portfolio with these ideas. Nervous traders have given us numerous occasions to buy fast-growing technology stocks at significant discounts to their growth rates (undervalued on a relative basis). There have also been at least two market-driven buying opportunities where companies with market leading products and fat profit margins could be purchased at true bargain-basement prices (cheap on an absolute basis). At the same time, we are trimming or selling earlier ideas that are now rewarding our patience.

We are finding unusually attractive opportunities in the consumer area as investors, fearing a slowdown in consumer spending, have already priced most consumer stocks as if a severe recession is imminent. An end to Fed interest rate increases, short of a recession, could result in significant rebounds in this hard-hit sector. We are concentrating on market leaders and well-capitalized niche players as the market is not generally asking higher relative prices for the higher quality companies in this sector.

We are also finding opportunities in a select handful of technology companies whose prices have slumped to attractive levels based on specific industry concerns which we believe are unfounded or irrelevant to the companies involved. Unlike the consumer area mentioned above, technology has been a popular area until very recently. Therefore we are focusing on undiscovered companies with low analyst coverage which are benefiting from the strong technology spending cycle or using major technology sector sell-offs to add leading companies at attractive relative prices.

We continue to find value in some corners of the financial sector and have added to our holdings recently. Consolidation activity is driving the sector as major financial conglomerates, especially those based in Europe, continue to build critical mass on a global scale. Financial companies in the U.S. are especially tempting acquisition candidates due to the low relative valuations, strong dollar, well-developed financial markets, continuing deregulation, and the aging demographic profile of the population. While most financial company (e.g. banks, brokerage and insurance) stock prices have been held back due to the perceived impact of rising interest rates, this only creates opportunity in anticipation of the end of the Fed's moves and an eventual move to lower rates again.

We have been trimming our exposure in areas where we believe prices have reached fair value. Primarily, these sales have occurred in the energy and health care sectors, the latter specifically related to biotechnology. We have also sold some issues in the technology area that reached our price objectives ahead of schedule. Even so, our net exposure to technology has increased overall, though still considerably less than the technology weighting represented in the major indices. While we have trimmed selectively, we continue to see opportunity in each of these areas and will continue to maintain appropriate weightings as long as these opportunities persist.

Finally,  we continue to see  opportunity  in smaller  capitalization  stocks in general. Since the collapse of the Asian economies and the devaluation of the Ruble in 1998, investment has been directed primarily toward larger companies. This has led to a market capitalization discount for smaller companies as their stock prices have lagged their growth rates. It may be that with continued poor performance by the S&P 500 (a popular large capitalization index), this discount will contract as money begins to seek better opportunities in smaller companies. Investing in smaller companies requires thorough research, patience and conviction but may reap significant rewards in the future.

IN CONCLUSION

As always, we continue to apply a disciplined, contrarian strategy in managing the Fund: a strategy that is best described as opportunistic. Opportunity comes in many different forms triggered by a myriad of different events. We focus on recognizing these opportunities and taking advantage of bargain prices in a timely manner. As always, we base our decisions on a significant research effort. Unlike times past when anyone could do well in the market by buying the popular stocks and trends, we believe a superior research effort will become an increasingly important factor in providing future investment performance.

As can be seen from the performance noted above, the results of this strategy have begun to pay significant dividends as a flat market begins to separate closet indexers from those managers conducting value-added research. Although we know there is much work left to do, we are encouraged by our progress to date.

Sincerely,

/s/ Lanny C. Barbee

Lanny C. Barbee
Portfolio Manager

Past performance is not indicative of future performance. Since the Fund's inception on September 29, 1995, the average annual total return has been 3.23%

                           LIGHTHOUSE CONTRARIAN FUND
                       Value of $10,000 vs S&P 500 Index

Average Annual Total Return
Period Ended August 31, 2000
1 Year............................26.46%
Since Inception (9/29/95)..........3.23%

          Lighthouse Contrarian Fund         S&P 500 Index with Income
          --------------------------         -------------------------
Sep-95              10,000                            10,000
Dec-95              10,068                            10,599
Jun-96              11,392                            11,663
Dec-96              12,970                            13,035
Jun-97              12,841                            15,712
Dec-97              13,813                            17,382
Jun-98              12,678                            20,447
Dec-98               9,303                            22,349
Jun-99              10,057                            25,109
Dec-99               8,558                            27,040
Jun-00              11,094                            26,927
Aug-00              11,698                            28,153

Past performance is not predictive of future performance. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns inclued reinvested dividends.

                           Lighthouse Contrarian Fund

SCHEDULE OF INVESTMENTS at August 31, 2000

 Shares                                                                Value
 ------                                                                -----
COMMON STOCKS: 94.8%
Aerospace/Defense Equipment: 0.4%
 34,000   AVTEAM, Inc. -  Class A*                                  $    47,812
                                                                    -----------
Agricultural Operations: 3.9%
  10,000  Delta and Pine Land Co                                        244,375
   3,400  Potash Corp.                                                  180,625
                                                                    -----------
                                                                        425,000
                                                                    -----------
Apparel Manufacturing: 3.4%
   8,300  Jones Apparel Group, Inc.*                                    203,350
  11,000  Nautica Enterprises, Inc.*                                    129,937
   4,000  Tarrant Apparel Group*                                         30,750
                                                                    -----------
                                                                        364,037
                                                                    -----------
Automobiles: 1.5%
   3,000  DaimlerChrysler AG                                            156,187
                                                                    -----------
Banks: 1.3%
   9,700  Pacific Century Financial Corp.                               135,800
                                                                    -----------
Biotechnology: 6.7%
  14,000  Ligand Pharmaceuticals, Inc.*                                 182,000
   8,000  Maxim Pharmaceuticals, Inc.*                                  489,500
   4,100  Xoma Corp.                                                     49,713
                                                                    -----------
                                                                        721,213
                                                                    -----------
Business Services: 0.9%
   8,200  RemedyTemp, Inc. - Class A*                                    98,912
                                                                    -----------
Communications Equipment: 1.3%
   4,200  Harmonic, Inc.*                                               140,700
                                                                    -----------
Consumer Products: 1.3%
   8,300  Fossil, Inc.*                                                 144,731
                                                                    -----------
Electronic Components: 11.9%
   1,800  Altera Corp.*                                                 116,662
   1,100  Analog Devices, Inc.*                                         110,550
   5,000  Coherent, Inc.*                                               402,500
   4,000  Sawtek, Inc.*                                                 201,750
   2,990  Texas Instruments, Inc.                                       200,143
   6,200  Vishay Intertechnology, Inc.*                                 249,938
                                                                    -----------
                                                                      1,281,543
                                                                    -----------
Foods: 1.1%
   2,400  Suiza Foods Corp.*                                            120,000
                                                                    -----------
Gold Mining: 2.9%
  10,300  Barrick Gold Corp.                                            164,156
  17,200  Placer Dome, Inc.                                             152,650
                                                                    -----------
                                                                        316,806
                                                                    -----------
Insurance: 1.5%
   7,300  UnumProvident Corp.                                           158,319
                                                                    -----------
Investment Banking/Brokerage: 1.3%
   4,100  Southwest Securities Group, Inc.                              136,069
                                                                    -----------
Manufacturing Equipment: 10.4%
  10,700  Applied Films Corp.*                                          371,825
   5,400  Electro Scientific Industries, Inc.*                          222,413
   2,000  Keithley Instruments, Inc.                                    151,875
  16,000  Trikon Technologies, Inc.*                                    369,000
                                                                    -----------
                                                                      1,115,113
                                                                    -----------
Medical Products: 3.3%
  11,500  Cohesion Technologies, Inc.*                                  123,625
   8,500  CryoLife, Inc.*                                               228,438
                                                                    -----------
                                                                        352,063
                                                                    -----------
Oil and Gas Exploration: 18.9%
   3,400  Anadarko Petroleum Corp.                                      223,618
   6,000  Barrett Resources Corp.*                                      207,750
  16,200  Basin Exploration, Inc.*                                      324,000
   5,700  Louis Dreyfus Natural Gas Corp.*                              198,075
  10,300  Nuevo Energy Co.*                                             197,631
   6,600  Patina Oil & Gas Corp.                                        140,250
  11,200  Plains Resources, Inc.*                                       198,800
   7,200  Pogo Producing Co.                                            193,500
  10,000  Pure Resources*                                               193,125
   3,700  St Mary Land & Exploration Co.                                153,088
                                                                    -----------
                                                                      2,029,837
                                                                    -----------
Oil and Gas Pipelines: 3.9%
  22,000  Plains All American Pipeline, L.P.                            415,250
                                                                    -----------
See accompanying Notes to Financial Statements.

                           Lighthouse Contrarian Fund

SCHEDULE OF INVESTMENTS at August 31, 2000

 Shares                                                                Value
 ------                                                                -----
Oilfield Equipment/Services: 1.5%
  29,200  Mitcham Industries, Inc.*                                 $   166,075
                                                                    -----------
Pharmaceuticals: 3.6%
   2,200  Aventis - Sponsored ADR                                       164,450
   5,500  GelTex Pharmaceuticals, Inc.*                                 222,836
                                                                    -----------
                                                                        387,286
                                                                    -----------
Real Estate: 0.8%
  13,700  Kennedy-Wilson, Inc.*                                          90,763
                                                                    -----------
Restaurants: 2.8%
   5,000  CEC Entertainment, Inc.*                                      144,375
   7,000  Jack in the Box, Inc.*                                        154,438
                                                                    -----------
                                                                        298,813
                                                                    -----------
Retail - Specialty: 2.2%
   6,800  Claire's Stores, Inc.                                         133,875
   8,100  Pacific Sunwear of California, Inc.*                          107,831
                                                                    -----------
                                                                        241,706
                                                                    -----------
Software: 3.6%
  14,300  Progress Software Corp.*                                      195,731
   5,200  Synopsys, Inc.*                                               192,725
                                                                    -----------
                                                                        388,456
                                                                    -----------
Transportation: 4.4%
   8,900  American Freightways Corp.*                                   146,294
   8,300  CNF Transportation, Inc.                                      203,350
   9,000  J.B. Hunt Transport Services, Inc.                            121,500
                                                                    -----------
                                                                        471,144
                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $8,107,156)                                                 10,203,635
                                                                    -----------
Principal
 Amount                                                                Value
 ------                                                                -----
SHORT-TERM INVESTMENT: 4.7%
Money Market Investment: 4.7%
$510,393  Firstar Stellar Treasury Fund
   (cost $510,393)                                                  $   510,393
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES: 99.5%
  (Cost $8,617,549+)                                                 10,714,028
                                                                    -----------
Other Assets less Liabilities: 0.5%                                      49,884
                                                                    -----------
NET ASSETS: 100.0%                                                  $10,763,912
                                                                    ===========

*    Non-income producing security.

+ At August 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $ 2,940,919
     Gross unrealized depreciation                                     (844,440)
                                                                    -----------
     Net unrealized appreciation                                    $ 2,096,479
                                                                    ===========

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2000

ASSETS
  Investments in securities, at value (cost $8,617,549) ......     $ 10,714,028
  Receivables:
    Securities sold ..........................................           55,769
    Dividends and interest ...................................           18,136
    Fund shares sold .........................................            1,350
  Prepaid expenses and other assets ..........................           69,625
                                                                   ------------
      Total assets ...........................................       10,858,908
                                                                   ------------
LIABILITIES
  Payables:
    Due to advisor ...........................................            5,348
    Distribution fees ........................................            4,274
    Administration fees ......................................            2,541
    Fund shares redeemed .....................................           58,842
  Accrued expenses ...........................................           23,991
                                                                   ------------
      Total liabilities ......................................           94,996
                                                                   ------------

NET ASSETS ...................................................     $ 10,763,912
                                                                   ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($10,763,912/815,616 shares outstanding; unlimited
  number of shares authorized without par value) .............     $      13.20
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 14,922,532
  Accumulated net realized loss on investments ...............       (6,255,099)
  Net unrealized appreciation on investments .................        2,096,479
                                                                   ------------
      Net assets .............................................     $ 10,763,912
                                                                   ============

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2000

INVESTMENT INCOME
  Income
    Dividends ..................................................    $    66,910
    Interest ...................................................         31,742
    Other ......................................................          2,496
                                                                    -----------
        Total income ...........................................        101,148
                                                                    -----------
  Expenses
    Advisory fees ..............................................        124,764
    Administration fees ........................................         30,000
    Registration fees ..........................................         28,160
    Distribution fees ..........................................         24,953
    Fund accounting fees .......................................         16,599
    Audit fees .................................................         14,001
    Transfer agent fees ........................................         10,726
    Reports to shareholders ....................................          7,002
    Custody fees ...............................................          6,751
    Amortization of deferred organization costs ................          6,705
    Trustee fees ...............................................          2,863
    Miscellaneous ..............................................          2,234
    Legal fees .................................................          1,426
    Insurance expense ..........................................            303
                                                                    -----------
      Total expenses ...........................................        276,487
      Less: fees waived ........................................        (76,864)
                                                                    -----------
      Net expenses .............................................        199,623
                                                                    -----------
        NET INVESTMENT LOSS ....................................        (98,475)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .............................        405,923
  Net realized loss on put option ..............................       (694,438)
  Net unrealized appreciation on investments ...................      2,515,417
                                                                    -----------
    Net realized and unrealized gain on investments ............      2,226,902
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ 2,128,427
                                                                    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR            YEAR
                                                      ENDED           ENDED
                                                    AUGUST 31,      AUGUST 31,
                                                       2000            1999
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................   $    (98,475)   $    (64,240)
  Net realized gain on investments .............        405,923       1,102,332
  Net realized loss from short sale transactions             --      (3,101,741)
  Net realized loss on put options .............       (694,438)     (2,024,255)
  Net unrealized appreciation on investments ...      2,515,417       3,388,473
                                                   ------------    ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................      2,128,427        (699,431)
                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................             --         (16,726)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from
    net change in outstanding shares (a) .......     (3,749,347)     (8,642,202)
                                                   ------------    ------------
    TOTAL DECREASE IN NET ASSETS ...............     (1,620,920)     (9,358,359)

NET ASSETS
  Beginning of year ............................     12,384,832      21,743,191
                                                   ------------    ------------
  END OF YEAR ..................................   $ 10,763,912    $ 12,384,832
                                                   ============    ============

(a) A summary of capital share transactions is as follows:

                                YEAR ENDED                  YEAR ENDED
                             AUGUST 31, 2000              AUGUST 31, 1999
                       --------------------------    --------------------------
                         Shares          Value         Shares          Value
                       -----------    -----------    -----------    -----------
Shares sold                 39,995    $   482,277        103,469    $ 1,113,248
Shares issued in
  reinvestment of
  distributions                 --             --          1,589         16,385
Shares redeemed           (411,900)    (4,231,624)      (920,664)    (9,771,835)
                       -----------    -----------    -----------    -----------
  Net decrease            (371,905)   $(3,749,347)      (815,606)   $(8,642,202)
                       ===========    ===========    ===========    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                     Year Ended August 31,            September 29, 1995*
                                           ----------------------------------------        through
                                            2000       1999       1998       1997      August 31, 1996
                                           -------    -------    -------    -------        -------
Net asset value, beginning of period ...   $ 10.43    $ 10.85    $ 15.76    $ 13.57        $ 12.00
                                           -------    -------    -------    -------        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     (0.17)     (0.07)      0.01       0.05          (0.09)
  Net realized and unrealized
    gain (loss) on investments .........      2.94      (0.34)     (4.31)      2.41           1.72
                                           -------    -------    -------    -------        -------
Total from investment operations .......      2.77      (0.41)     (4.30)      2.46           1.63
                                           -------    -------    -------    -------        -------
LESS DISTRIBUTIONS:
  From net investment income ...........        --      (0.01)        --         --             --
  From net realized gain ...............        --         --      (0.61)     (0.27)         (0.06)
                                           -------    -------    -------    -------        -------
Total distributions ....................        --      (0.01)     (0.61)     (0.27)         (0.06)
                                           -------    -------    -------    -------        -------
Net asset value, end of period .........   $ 13.20    $ 10.43    $ 10.85    $ 15.76        $ 13.57
                                           =======    =======    =======    =======        =======

Total return ...........................     26.46%     (3.78%)   (28.46%)    18.22%         13.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .   $  10.8    $  12.4    $  21.7    $  30.5        $  14.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed ..................      2.77%      2.47%      2.13%      2.24%          2.95%+
  After fees waived and
    expenses absorbed ..................      2.00%      2.00%**    2.00%**    2.00%**        2.00%+**

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed ...........................     (1.76%)    (0.85%)    (0.06%)    (0.13%)        (2.14%)+
  After fees waived and expenses
    absorbed ...........................     (0.99%)    (0.39%)**   0.08%**    0.11%**       (1.19%)+**

  Portfolio turnover rate ..............     57.49%    122.00%     44.09%     21.94%         20.56%

*    Commencement of operations.
+    Annualized.
** Excluding dividends paid on Securities sold short representing 0.11%, 0.15%, 0.06% and 0.00% for the period ended August 31, 1999, 1998, 1997 and
     1996, respectively.

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Lighthouse Contrarian Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities. Prior to No-vember 12, 1997, the Fund was known as the Lighthouse Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Securities traded on a national securities exchange or NAS-DAQ are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended August 31, 2000, the Fund decreased paid-in capital by $218,949 to reclassify accumulated net investment loss. Accumulated net realized loss on investments and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended August 31, 2000, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended August 31, 2000, the Fund incurred $124,764 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended August 31, 2000, the Advisor waived fees of $76,864.

     At August 31, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $314,565. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

                                                    August 31,
                                        ----------------------------------
                                          2001         2002         2003
                                        --------     --------     --------
     Lighthouse Contrarian Fund         $118,914     $118,787     $ 76,864

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Average Net Assets of the Fund          Fee or Fee Rate
------------------------------          ---------------
Under $15 million                       $30,000
$15 to $50 million                      0.20% of average daily net assets
$50 to $100 million                     0.15% of average daily net assets
$100 to $150 million                    0.10% of average daily net assets
Over $150 million                       0.05% of average daily net assets

     For the year ended August 31, 2000, the Fund incurred $30,000 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended August 31, 2000, the Fund paid to the Advisor, as Distribution Coordinator, $24,953.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $5,325,306 and $8,350,370, respectively.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

     Option transactions during the year ended August 31, 2000 are summarized as follows:

                                                                Put Options
                                                                 ---------
     Options outstanding, beginning of period .............      $ 704,968
     Options purchased ....................................        135,705
     Options closed .......................................       (363,617)
     Options written ......................................              0
     Options expired ......................................       (477,056)
                                                                 ---------
     Options outstanding at August 31, 2000 ...............              0
     Unrealized depreciation at August 31, 2000 ...........              0
                                                                 ---------
     Market value of options at August 31, 2000 ...........      $       0
                                                                 =========
     Average fair market value of options for the
       year ended August 31, 2000 .........................      $  76,083
                                                                 =========
     Net trading losses on options for the
       year ended August 31, 2000 .........................      $(694,438)
                                                                 =========

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
Lighthouse Contrarian Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lighthouse Contrarian Fund (the Fund), a series of Professionally Managed Portfolios, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 29, 1995 (commencement of operations) through August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Contrarian Fund as of August 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period September 29, 1995
(commencement of operations) through August 31, 1996, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

Los Angeles, California
October 3, 2000

                                     Advisor
                       LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                         10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45201

                        Transfer and Dividend Disbursing
                       Agent AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                                ERNST & YOUNG LLP
                               725 South Figueroa
                          Los Angeles, California 90017

                                  Legal Counsel
                        PAUL, HASTINGS, JANOFSKY & WALKER
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.